Related Parties (Tables)	12 Months Ended
Mar. 31, 2019
Disclosure Of Transactions Between Related Parties [Abstract]
Summary of Compensation Paid or Payable to Directors and to Key Management for Services

Key management includes members of the Group’s Executive Committee. Certain key management of Alithya participate in the share purchase plan and the stock options plan. The compensation paid or payable to directors and to key management for services is shown below:

Year ended	March 31,
	2019	2018	2017
Director compensation, and key management salaries and benefits*	2,743	2,516	2,777
Share-based compensation	417	327	840
Termination benefits	100	149	220
	3,260	2,992	3,837

* Salaries and benefits include short-term incentive compensation.

Summary of Operating Transactions with Shareholders

In the normal course of operations, the Company concluded the following transactions with shareholders exercising significant influence. The transactions have been recorded at the exchange amount, which represents the contractual amount of consideration established and accepted by the related parties.

Year ended	March 31,
	2019	2018	2017
Consulting fee revenue*	36,672	59,674	45,319
Employee benefits	19	634	2,222
Communications	219	414	434
Financing costs	-	-	40
Professional fees	-	323	524
Transaction fees	866	-	-

* One of the shareholders exercising significant influence has committed to minimum amounts of revenue and EBITDA over a four year period ending in July 2020, which may be extended to July 2021 under certain conditions. Should the minimum contracted amounts not be met, the shareholder in question and another one of the shareholders will jointly reimburse Alithya an amount up to $4 million.

As at	March 31,
	2019	2018
	$	$
Loans payable	-	1,956
Trade accounts receivable	9,653	9,842
Trade accounts payable	-	132